Exhibit 10-xxx(7)

ITALIAN SUPPLEMENT TO THE AMENDED AND RESTATED PLEDGE
AGREEMENT RELATING TO THE REIMBURSEMENT AGREEMENT

 This ITALIAN SUPPLEMENT, dated as of March 3, 2003 (as amended, supplemented or otherwise modified from time to time, the "Italian Supplement") to the AMENDED AND RESTATED PLEDGE AGREEMENT relating to the Reimbursement Agreement (as defined below) dated as of December 21, 2001 (as amended, supplemented or otherwise modified from time to time, the "Pledge Agreement"), is made among MEMC ELECTRONIC MATERIALS, INC., a Delaware corporation (the "Borrower" or the "Pledgor"), CITICORP USA, INC., as collateral agent (in such capacity, the "Collateral Agent") and custodian, and CITICORP USA, INC., as attorney-in-fact acting in the name and on behalf of the Secured Parties (as defined in the Reimbursement Agreement defined below). The Pledge Agreement, as supplemented by this Italian Supplement, shall be referred to herein as this "Agreement". Unless otherwise defined or specified herein or amended hereby, capitalized terms used herein which are defined in t Pledge Agreement or the Reimbursement Agreement, are used herein as therein defined.

WITNESSETH

WHEREAS, pursuant to that certain pledge agreement dated December 21, 2001 (as amended from time to time, the "Bank Revolver Pledge Agreement"), the pledgors thereunder agreed to pledge and grant to the Collateral Agent a security interest in the Collateral (as therein defined) for the ratable benefit of the secured parties under a revolving credit agreement, dated December 21, 2001, among the Borrower, the lenders from time to time party thereto, and Citicorp USA, Inc. as collateral agent and administrative agent (as amended, supplemented or otherwise modified from time to time, the "Bank Revolving Credit Agreement"), pursuant to which the lenders party thereto agreed to provide the Borrower with a revolving credit facility in an initial aggregate amount not to exceed U.S.$150,000,000. Contemporaneously therewith, the Fund Guarantors entered into the Guaranty, pursuant to which the Fund Guarantors guaranteed the obligations of the Borrower under the Bank Revolving Credit Agr eement;

WHEREAS, pursuant to the Pledge Agreement, the Pledgors thereunder agreed to pledge and grant to the Collateral Agent a security interest in the Collateral for the ratable benefit of the Secured Parties under a reimbursement agreement, dated December 21, 2001, among the Borrower, the Fund Guarantors, and the Collateral Agent (as amended, supplemented or otherwise modified from time to time, the "Reimbursement Agreement"), pursuant to which the Borrower agreed to reimburse the Fund Guarantors for any and all payments made by the Fund Guarantors under the Guaranty;

WHEREAS, contemporaneously herewith, the Borrower and Citicorp USA, Inc., acting both as Collateral Agent and as attorney-in-fact for each of the secured parties under the Bank Revolver Pledge Agreement is entering into, by way of exchange of correspondence, that certain Italian Supplement to the Bank Revolver Pledge Agreement (as amended from time to time, the Bank Revolver Italian Supplement") so as to perfect, including under Italian law, a first degree security interest over 65% of the issued and outstanding voting stock of MEMC Electronic Materials S.p.A. in favor of the secured parties thereunder;

WHEREAS, pursuant to the Reimbursement Agreement, the Borrower has agreed to reimburse the Fund Guarantors for any and all amounts paid by the Fund Guarantors under the Guaranty. The willingness of the Fund Guarantors to deliver the Guaranty was subject to the execution and delivery by the Borrower of the Pledge Agreement to secure (a) the due and punctual payment of (i) all Guarantee Amounts and interest thereon (including interest accruing during the pendency of any bankruptcy, insolvency,

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receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other simil ar proceeding, regardless of whether allowed or allowable in such proceeding), of the Reimbursement Parties to the Secured Parties under the Reimbursement Agreement and the other Reimbursement Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Reimbursement Parties under or pursuant to the Reimbursement Agreement and the other Reimbursement Documents, (c) unless otherwise agreed to in writing by the applicable Fund Guarantor thereto, the due and punctual payment and performance of all obligations of the Borrower or any other Reimbursement Party, monetary or otherwise, under each Hedging Agreement entered into with a counterparty that was a Fund Guarantor (or an Affiliate of a Fund Guarantor) at the time such Hedging Agreement was entered into and (d) the due and punctual payment and performance of all obligations in respect of overdrafts and related liabilities owed to the Administrative Agent or any of its Affiliates and arising fr om treasury, depositary and cash management services in connection with any automated clearing house transfers of funds (all the monetary and other obligations referred to in the preceding clauses (a) through (d) being referred to collectively as the "Reimbursement Obligations").

WHEREAS, the Borrower, the Subsidiary Pledgors, the Secured Parties and the Collateral Agent have executed and delivered the Pledge Agreement to grant a security interest for the payment in full of the Reimbursement Obligations.

WHEREAS, the Borrower, the Secured Parties and the Collateral Agent desire to supplement and integrate the Pledge Agreement so as to perfect, including under Italian law, the security interest created for the ratable benefit of the Secured Parties over that portion of the Collateral owned by the Borrower and consisting of No. 42,250,000 ordinary shares of MEMC Electronic Materials S.p.A. (the "Italian Issuer") equal to 65% of the issued and outstanding voting stock of the Italian Issuer (the "Shares") and represented by share certificate No. 64 of the Italian Issuer (the "Certificate"); and

WHEREAS, the parties hereto agree that this Agreement will only concern, relate, deal exclusively with the security interest created in accordance with New York law under the Pledge Agreement with respect to that portion of the Collateral consisting of the Shares which are represented by the Certificate.

NOW, THEREFORE, the Pledgor, the Secured Parties and Citicorp USA, Inc., as the Collateral Agent and acting also in the name and on behalf of each of the Secured Parties (and each of their respective successors or assigns), hereby agree to supplement and integrate the Pledge Agreement, which will continue to be in full force and effect among the parties hereto and thereto, as follows.

On or after the date on which this Italian Supplement shall become effective, solely for purposes under or relating to this Italian Supplement, each reference in this Italian Supplement or the Pledge Agreement to "this Pledge Agreement", "Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to this Agreement (as defined in the Preamble hereof).

On or after the date on which this Italian Supplement shall become effective, solely for purposes under or relating to this Italian Supplement, each reference in this Agreement to "Pledgors", "such Pledgor", "each Pledgor" or words of like import implying a reference to the presence, under the Pledge

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Agreement, of Pledgors in addition to the Borrower, shall mean and interpreted to be a reference only to the Borrower as the sole pledgor of the Shares, and references to "Collateral" or words of like import shall mean and interpreted to be a reference only to the Italian Collateral as defined under this Agreement.

The provisions of this Agreement specifying that the Collateral Agent acts on behalf and/or pursuant to the instructions of the Secured Parties shall mean that the Collateral Agent will act on behalf and/or pursuant to the instructions of the Fund Guarantors as defined in the Reimbursement Agreement.

SECTION 1. Pledge.

 For any and all purposes solely under this Italian Supplement, Section 1 of the Pledge Agreement shall be deleted in its entirety and replaced with the following text:

"SECTION 1. Pledge.

  As security for the payment and performance, as the case may be, in full of the Reimbursement Obligations, the Pledgor has pledged and granted to the Collateral Agent, its successors and assigns, and has granted to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, among other things, a security interest (the "Pledge") in all of the Pledgor's following rights and benefits (the "Pledged Rights"): (a) the Shares, namely No. 42,250,000 ordinary shares of the Italian Issuer equal to 65% of the voting stock of such company (the "Pledged Interest" or, alternatively, the "Pledged Securities"; both expressions are deemed to include the New Shares, as defined in (c) below), par value Euro 0.48, represented by the Certificate; (b) subject to Section 5 hereof, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed respect of, in exchange for or upon the conversion of the Pledged Securities; (c) shares or stock of the Italian Issuer issued, accruing or subscribed to after the date hereof or otherwise acquired by the Borrower, including by means affecting the capital stock of the Italian Issuer, in relation to the Shares ("New Shares"); provided that the percentage of voting share capital represented by the Shares pledged herein (including New Shares and whether referred to as "Pledged Interest", "Pledged Securities" or "Collateral") shall never exceed 65% of the issued and outstanding voting stock of the Italian Issuer; (d) subject to Section 5 hereof, all rights and privileges of the Pledgor with respect to the Shares and New Shares; and (e) all the proceeds of any of the foregoing (the items referred to in clauses (a) through (e) being collectively referred to as the "Italian Collateral").

Without prejudice to the above definition, the Reimbursement Obligations shall include, but not be limited to, (i) all amounts paid to the lenders parties under the Bank Revolving Credit Agreement and the Administrative Agent (as defined under the Bank Revolving Credit Agreement) by the Fund Guarantors under or pursuant to the Guaranty, including a total maximum amount, as principal, of the Loans (as defined under the Bank Revolving Credit Agreement) equal to U.S. 150,000,000; (ii) all the interests on the Loans payable or becoming payable to the Lenders and the Administrative Agent by the Borrower under the Bank Revolving Credit Agreement; (iii) all the interests due under the Reimbursement Agreement; (iv) all the fees, charges and all reasonable expenses (including legal and fiscal expenses) payable under the Reimbursement Agreement incurred by, and any other sum paid by the Secured Parties or the Collateral Agent in relation to the enforcement of the Pledge or th e right arising from this Agreement; (v) the payment of any and all sums due or to become due by the Pledgor to the Secured Parties on account of the obligation to redeem the amounts received as unjustified enrichment or for similar cause as a consequence of nullity, voidness or invalidity of the Reimbursement Documents; and (vi) the payment of any sum due or to become due, at any time and from time to time, by the Pledgor to the Secured Parties and the Collateral Agent under this Agreement.

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To the extent that they have not previously been pledged in favor of the Secured Parties according to this Agreement or otherwise (and without exceeding the 65% limitation referred to in the first paragraph of this Section), the Borrower irrevocably agrees and undertakes to pledge in favor of the Secured Parties (including their successors and assignees as well as additional Fund Guarantors pursuant to the Reimbursement Documents) the New Shares, provided that the foregoing shall not be a novation of this Agreement and/or the Pledge. It is understood that the same Pledged Rights and provisions as set forth in this Agreement shall extend to such New Shares, including the Pledgor's and the Secured Parties' authorization to the Collateral Agent to take any action it deems necessary in good faith in the event it encounters a conflict of interest or in a situation described under Article 1395 of the Italian Civil Code ("contratto con se stesso").

TO HAVE AND TO HOLD the Italian Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, on behalf of and for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth."

SECTION 2. Delivery of the Collateral.

For any and all purposes solely under this Italian Supplement, Section 2 of the Pledge Agreement shall be deleted in its entirety and replaced with the following text:

"SECTION 2. Registration of the Pledge and Delivery of the Italian Collateral.

(a) Immediately after the execution and delivery of this Agreement, the Pledgor shall procure that:

 (a) the Certificate be endorsed by the Pledgor for the benefit of the Secured Parties, substantially in the form indicated in Exhibit A hereto;

 (b) the endorsement on the Certificate be certified by a Notary Public and the certification of such Notary Public be apostilled in accordance with the Hague Convention of October 5, 1961;

 (c) the security interest created under this Agreement be annotated in the shareholders' book of the Italian Issuer (the "Shareholders' Book") substantially in the form indicated in Exhibit B hereto; and

 (d) a certified copy of the pages of the Shareholders' Book bearing the annotation referred to in (c) above be delivered to the Collateral Agent.

  Immediately after the completion of the endorsement procedures set forth in (a) and (b) above, the Pledgor shall surrender to the Collateral Agent the Certificate, which will be held in custody outside of Italy by the Collateral Agent, pursuant to this Agreement, in the name and on behalf of the Secured Parties. The Secured Parties hereto acknowledge and consent that, upon execution of the Bank Revolver Italian Supplement of even date and upon completion of the related annotations on the Certificate and the Shareholders' Book, the Collateral Agent shall hold the Certificate also in the interest of the secured parties under the Bank Revolver Italian Supplement.

 The Pledgor and the Secured Parties hereby expressly agree to appoint the Collateral Agent, who accepts, as third party custodian in respect of the Certificate and the Italian Collateral in general, in accordance with Article 2786, second paragraph, of the Italian Civil Code. The Pledgor and the Secured Parties expressly authorize the Collateral Agent to take any action it deems necessary in good faith in the event it encounters a conflict of interest, or in a situation described under Article 1395 of the Italian

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Civil Code ("contratto con se stesso").

 The Pledgor and each of the Secured Parties, for the purpose of this Agreement, irrevocably grant the Collateral Agent the power to annotate, endorse, inscript or request the annotation, endorsement or inscription on their behalf of the Certificate and the certificates representing the New Shares, if any.

 In addition to the foregoing, and in accordance with Section 1, paragraph 1, subsection (c) above, the Pledgor shall procure that the following registration requirements are put in place with regard to New Shares:

  the Pledgor, upon issuance of share certificates representing New Shares, shall cause the Italian Issuer to annotate the Pledge on such share certificates with the cooperation of the Collateral Agent, substantially in the form in Exhibit C hereto;
  immediately after the completion of the annotation referred to in paragraph a. above, the Pledgor shall cause the Italian Issuer to deliver directly to the Collateral Agent the certificates representing New Shares, which will be kept in the custody of the Collateral Agent in accordance with Article 2786, second paragraph of the Italian Civil Code and in accordance with the provisions of this Agreement, outside of Italy;
  immediately after the completion of the annotation referred to in a. above, the Pledgor shall cause the Italian Issuer to annotate the Pledge in the Shareholders' Book, substantially in the form indicated in Exhibit D hereto; and
  a certified copy of the pages of the Shareholders' Book bearing the annotation referred to in c. above be delivered to the Collateral Agent.

 In addition to the above, if so requested by the Collateral Agent by means of a written notice substantially in the form indicated in Exhibit G hereto (the "New Secured Party Notice"), the Pledgor shall procure that the Pledge be extended to the benefit of any new secured party in its capacity as a new party to the Reimbursement Agreement, the Hedging Agreements or any other Reimbursement Document (the "New Secured Party"). It is understood that the security interest granted in favor of the New Secured Party shall rank pari passu with the existing pledge granted in favor of the Secured Parties hereunder and will be governed by the provisions of this Agreement.

 Immediately after the receipt of the New Secured Party Notice:

  The Collateral Agent, in such capacity and in the name and on behalf of the Pledgor and the Secured Parties, shall cause the Italian Issuer to annotate the extension of the Pledge to the benefit of the New Secured Party on the Certificate (and on the certificates representing New Shares, if any) which is held by the Collateral Agent in such capacity and in its capacity as third party custodian under Article 2786, second paragraph, of the Italian Civil Code substantially in the form indicated in Exhibit E hereto;
  immediately after the completion of the annotation referred to in paragraph a. above, the Collateral Agent, in such capacity and in the name and on behalf of the Pledgor and the Secured Parties, shall cause the Italian Issuer to annotate the extension of the Pledge to the benefit of the New Secured Party in the Shareholders' Book, substantially in the form indicated in Exhibit F hereto;
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c.   immediately after the completion of the annotation referred to in b. above, the Collateral Agent, also on behalf of the Pledgor, shall cause the Italian Issuer to deliver to the Collateral Agent a certified copy of the page(s) of the Shareholders' Book of the Italian Issuer bearing the above mentioned annotation."

  Representations, Warranties and Covenants.

For any and all purposes solely under this Italian Supplement, Section 3 of the Pledge Agreement shall be deleted in its entirety and replaced with the following text:

"SECTION 3. Representations, Warranties and Covenants. The Pledgor hereby represents, warrants and covenants, as to itself and with respect to the Italian Collateral pledged by it hereunder, to and with the Collateral Agent that:

(a) the Pledged Interest represents 65% of the issued and outstanding voting shares of the Italian Issuer;

(b) except for the lien and security interest granted under the Revolving Credit Loan Documentation (the "Revolver Security Interest") as security for the payment or performance, as the case may be, in full of the Bank Revolver Obligations (as defined in the Revolving Credit Loan Documentation), the lien and security interest granted under the Investor Revolving Credit Documentation (as defined in the Security Agreement, as amended) for the payment or performance, as the case may be, of the Investor Revolver Obligations (as defined in the Security Agreement, as amended), the lien and security interest granted under the Indenture Documentation as security for the payment or performance, as the case may be, of the Indenture Obligations, and the security interest granted hereunder, the Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Shares, (ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hy pothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Italian Collateral, other than pursuant hereto, and (iv) subject to Section 5, will cause any and all Italian Collateral, whether for value paid by the Pledgor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

(c) the Pledgor (i) has the power and authority to pledge the Italian Collateral in the manner done or contemplated hereby and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Liens created by this Agreement, the Revolving Credit Loan Documentation, the Investor Revolving Credit Documentation or the Indenture Documentation), however arising, of all Persons whomsoever;

(d) no consent of any other Person (including stockholders or creditors of the Pledgor) and no consent or approval of any Governmental Authority or any securities exchange was or is necessary for the validity of the Pledge effected hereby;

(e) this Agreement shall, upon the completion of its execution and delivery, the endorsement of the Certificate by the Pledgor (with due notarization and application of apostille), and subsequent delivery of it to the Collateral Agent, as well as upon proper annotation of the Pledge in the Shareholders' Book, constitute in favor of the Secured

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Parties a valid and perfected first lien upon and security interest in the Pledged Securities as security for the payment and performance of the Reimbursement Obligations. The Secured Parties shall accept, acknowledge and permit the creation by the Pledgor of the liens and the security interests granted over the Certificate (and other share certificates representing New Shares, if any) under the Revolving Credit Loan Documentation, the Investor Revolving Documentation and the Indenture Documentation;

(f) the Pledge effected hereby is effective to vest in the Secured Parties the rights of the Collateral Agent in the Italian Collateral as set forth herein;

(g) the Pledged Interest has been duly authorized and validly issued and is fully paid and nonassessable;

(h) all information set forth herein relating to the Pledged Interest is accurate and complete in all material respects as of the date hereof; and

(i) the Pledge pursuant to this Agreement does not violate Regulation T, U or X of the Federal Reserve Board or any successor thereto as of the date hereof."

Registration in Nominee Name; Denominations

For any and all purposes solely under this Italian Supplement, Section 4 of the Pledge Agreement shall be deleted in its entirety.

  Voting Rights; Dividends and Interest, etc.

For any and all purposes solely under this Italian Supplement, Section 5 of the Pledge Agreement shall be deleted in its entirety and replaced with the following text:

"SECTION 5. Voting Rights; Dividends and Interest, etc. (a) Unless and until an Event of Default shall have occurred and be continuing:

 (i) The Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Reimbursement Agreement and the other Reimbursement Documents; provided, however, that the Pledgor will not be entitled to exercise any such right if the result thereof could materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of any of the Secured Parties under this Agreement or the Reimbursement Agreement and the other Reimbursement Documents or the ability of the Secured Parties to exercise the same.

(ii) The Collateral Agent shall execute and deliver to the Pledgor, or cause to be executed and delivered to the Pledgor, all such proxies, powers of attorney and other instruments as the Pledgor may reasonably request for the purpose of enabling it to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to subparagraph (iii) below.

(iii) The Pledgor shall be entitled to receive and retain any and all cash dividends, interest and principal paid on the Pledged Securities to the extent and only to the extent that such cash dividends, interest and principal are permitted by, and otherwise paid in accordance

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  with, the terms and conditions of the Reimbursement Agreement and the other Reimbursement Documents and applicable law. All noncash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the Italian Issuer o received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which the Italian Issuer may be a party or otherwise, shall be and become part of the Italian Collateral, and, if received by the Pledgor, shall not be commingled by it with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Secured Parties and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

  (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to dividends, interest or principal that the Pledgor is authorized to receive pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested in the Secured Parties and, on their behalf, to the Collateral Agent acting on behalf of the Secured Parties as "rappresentante comune", pursuant to Article 2347 of the Italian Civil Code, it being understood that the Secured Parties and the Collateral Agent, as their "rappresentante comune", will have the sole and exclusive right and authority to receive and retain such dividends, interest or principal, subject to the liens and security interest that comprise the Revolver Security Interest and in accordance with Section 7 below. All dividends, interest or principal received by the Pledgor contrary to the provisions of this Section 5 shall be held in trust for the benefit of the Secured Parties, shall be segregated from other property or funds of the Pledgor and shall be forthwith delivered to the Collateral Agent, acting on behalf of the Secured Parties, upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent on behalf of the Secured Parties in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 7 below. After all Events of Default have been cured or waived, the Collateral Agent acting on behalf of the Secured Parties shall promptly repay to each Pledgor all cash dividends, interest or principal (without interest), that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) above and which remain in such account.

  (c) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 5, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 5, shall cease, and all such rights shall thereupon become vested in the Secured Parties and, on their behalf, to the Collateral Agent acting on behalf of the Secured Parties as "rappresentante comune", pursuant to Article 2347 of the Italian Civil Code; provided that, unless otherwise directed by the Fund Guarantors, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgor to exercise such rights. After all Events of Default have been cured or waived, the Pledgor will have the right to exercise the voting and consensual rights and powers that it would oth erwise be entitled to exercise

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pursuant to the terms of paragraph (a)(i) above."

  Remedies upon Default.

  For any and all purposes solely under this Italian Supplement, after the end of Section 6 of the Pledge Agreement the following text shall be inserted:

"SECTION 6. Remedies upon Default.

 "Without prejudice to the provisions set forth above, should the Collateral Agent - acting on its own behalf and also on behalf of the Secured Parties and pursuant to their instructions - decide to enforce the Pledge in Italy, it shall sell the Pledged Rights and carry out the enforcement procedure pursuant to Articles 2796, 2797 and 2798 of the Italian Civil Code."

  Application of Proceeds of Sale.

For any and all purposes solely under this Italian Supplement, Section 7 of the Pledge Agreement shall be deleted in its entirety and replaced with the following text:

"SECTION 7. Application of Proceeds of Sale. The Collateral Agent shall apply the proceeds of any collection or sale of the Italian Collateral, as well as any Italian Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and reasonable expenses incurred by the Collateral Agent (in its capacity as such hereunder or under any other Reimbursement Document) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Reimbursement Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Reimbursement Document on behalf of the Pledgor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Reimbursement Document;

SECOND, to the payment in full of the Reimbursement Obligations and the Bank Revolver Obligations in accordance with Section 5.04 of the Intercreditor Agreement (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Reimbursement Obligations and/or Bank Revolver Obligations owed to them on the date of such distribution);

THIRD, to the payment in full of the Investor Revolver Obligations outstanding;

FOURTH, to the payment in full of the Indenture Obligations outstanding; and

FIFTH, to the Pledgor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Italian Collateral by the Collateral Agent (including pursuant to any authority to sell granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent in the name and on behalf of the Secured Parties or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Italian Collateral so sold and such purchaser or purchasers shall have no obligation with respect to the application of any part of the purchase money paid over to the Collateral Agent or

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such officer or be liable in any way for the misapplication thereof."

  Reimbursement of Collateral Agent.

For any and all purposes solely under this Italian Supplement, Section 8(a)(ii) and 8(a)(iii) of the Pledge Agreement shall be deleted in their entirety and replaced with the following text:

"(a) ... (ii) the custody or preservation of, or the sale of, collection from, or other realization on behalf of the Secured Parties upon any of the Italian Collateral, (iii) the exercise or enforcement by the Collateral Agent of any of the rights of the Collateral Agent and/or the Secured Parties hereunder (including the Italian registration tax due in order to enforce any Italian Court's or any agency's ruling or decision) or (iv) the ..."

  Collateral Agent Appointed Attorney-in-Fact.

For any and all purposes solely under this Italian Supplement, Section 9 of the Pledge Agreement shall be deleted in its entirety and replaced with the following text:

"SECTION 9. Collateral Agent Appointed Attorney-in-fact.

 The Pledgor hereby appoints the Collateral Agent as its the attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of the Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of the Italian Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Italian Collateral or any part t reof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Italian Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to the Pl edgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct. Notwithstanding anything to the contrary under this Agreement, the Collateral Agent shall have, hold and keep in custody the Italian Collateral exclusively for the ratable benefit of the Secured Parties and may not be deemed, under any circumstances, as holding, possessing or keeping in custody the Italian Collateral on behalf of the Pledgor."

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  Security Interest Absolute.

 For any and all purposes solely under this Italian Supplement, at the beginning of Section 14 of the Pledge Agreement, after the words "All rights of the Collateral Agent", the following text will be added: "and of the Secured Parties".

  Termination or Release.

 For any and all purposes solely under this Italian Supplement, Section 15(c) of the Pledge Agreement shall be deleted in its entirety and replaced with the following text:

"(c) In connection with any termination or release pursuant to paragraph (a) or (b) or Section 18 hereof, the Collateral Agent, acting on behalf of and pursuant to the instructions of the Secured Parties, shall endorse or annotate, execute and deliver to the Pledgor, at the Pledgor's expense, all documents that are necessary under applicable laws in order to effect the termination of the Pledged Rights (including the Certificate and other share certificates representing New Shares, if any) as well as any other document that such Pledgor shall reasonably request to evidence such termination or release, and do all such acts or things as may be necessary or desirable or reasonably requested by the Pledgor to effect, in accordance with applicable laws, the reversion of the Pledged Rights to it. Any execution and delivery of documents pursuant to this Section 15 shall be without recourse to or warranty by the Collateral Agent."

  Binding Effect; Several Agreement; Assignments.

For any and all purposes solely under this Italian Supplement, Section 18 of the Pledge Agreement shall be deleted in its entirety and replaced with the following text:

"SECTION 18. Binding Effect; Several Agreement.

Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Pledgor that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns. This Italian Supplement shall become effective once that the Pledgor shall have received from the Collateral Agent an acceptance (executed cover letter from the Collateral Agent and an initialed copy of this Italian Supplement) executed on behalf of the Collateral Agent and each of the Secured Parties as acceptance of the Pledgor's proposal (executed cover letter from the Pledgor and an initialed copy of this Italian Supplement) to the Collateral Agent and the Secured Parties to enter into this Italian Supplement. Thereafter, this Italian Supplement shall be binding upon the Pledgor, the Collateral Agent and the Secured Parties and their respective successors and a ssigns, and shall inure to the benefit of the Pledgor, the Collateral Agent and the Secured Parties, their respective successors and assigns, except that the Pledgor shall not have the right to assign its rights hereunder or any interest herein or in the Italian Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Reimbursement Documents. The executed proposal or acceptance referred to above received by facsimile transmission shall be effective as delivery of a manually executed proposal or acceptance."

SECTION 21. Counterparts.

For any and all purposes solely under this Italian Supplement, Section 21 of the Pledge Agreement shall be deleted in its entirety.

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SECTION 26. Additional Pledgors.

For any and all purposes solely under this Italian Supplement, Section 26 of the Pledge Agreement shall be deleted in its entirety.

IN WITNESS WHEREOF, the parties hereto have duly executed this Italian Supplement as of the day and year first above written.

MEMC ELECTRONIC MATERIALS, INC. By: /s/ James M. Stolze Name: James M. Stloze Title Executive Vice President, Chief Financial Officer

By: /s/ Kenneth L. Young Name: Kenneth L. Young Title: Treasuer

CITICORP USA, INC., as Collateral Agent and custodian By: /s/ Allen Fisher Name: Allen Fisher, attorney-in-fact Title: Director

For CITICORP USA, INC., as Secured Party By: /s/ Allen Fisher Name: Allen Fisher, attorney-in-Fact Title: Director

For TPG PARTNERS III, L.P. as Secured Party By: /s/ Allen Fisher Name: Allen Fisher, attorney-in-fact Title: Director

For TPG PARALLEL III, L.P., as Secured Party By: /s/ Allen Fisher Name: Allen Fisher, attorney-in-fact Title: Director
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For TPG INVESTORS III, L.P., as Secured Party By: /s/ Allen Fisher Name: Allen Fisher, attorney-in-fact Title: Director

For TPG DUTCH PARALLL III, C,V, as Secured Party By: /s/ Allen Fisher Name: Allen Fisher, attorney-in-fact Title: Director

For T3 PARTNERS, L.P. as Secured Party By: /s/ Allen Fisher Name: Allen Fisher, attorney-in-fact Title: Director
For T3 PARALLEL, L.P. as Secured Party By: /s/ Allen Fisher Name: Allen Fisher, attorney-in-fact Title: Director

For T3 INVESTORS, L.P. as Secured Party By: /s/ Allen Fisher Name: Allen Fisher, attorney-in-fact Title: Director

For T3 DUTCH PARALLEL, C.V. as Secured Party By: /s/ Allen Fisher Name: Allen Fisher, attorney-in-fact Title: Director

For T3 PARTNERS, L.P. as Secured Party By: /s/ Allen Fisher Name: Allen Fisher, attorney-in-fact Title: Director
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For T3 PARALLEL, II, L.P. as Secured Party By: /s/ Allen Fisher Name: Allen Fisher, attorney-in-fact Title: Director

For FOF PARTNERS III, L.P. as Secured Party By: /s/ Allen Fisher Name: Allen Fisher, attorney-in-fact Title: Director

For FOF PARTNERS III-B, L.P. as Secured Party By: /s/ Allen Fisher Name: Allen Fisher, attorney-in-fact Title: Director

For TCW/CRESCENT MEZZANINE PARTNERS III, L.P., as Secured Party By: /s/ Allen Fisher Name: Allen Fisher, attorney-in-fact Title: Director

For TCW/CRESCENT MEZZANINE TRUST III, as Secured Party By: /s/ Allen Fisher Name: Allen Fisher, attorney-in-fact Title: Director

For TCW/CRESCENT MEZZANINE PARTNERS III NETHERLANDS, L.P., as Secured Party By: /s/ Allen Fisher Name: Allen Fisher, attorney-in-fact Title: Director

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For GREEN EQUITY INVESTORS III, L.P., as Secured Party By: /s/ Allen Fisher Name: Allen Fisher, attorney-in-fact Title: Director

For GREEN EQUITY INVESTORS SIDE III, L.P., as Secured Party By: /s/ Allen Fisher Name: Allen Fisher, attorney-in-fact Title: Director

EXHIBIT A

Testo della girata in garanzia da apporre sul Certificato rappresentativo delle azioni della MEMC Electronic Materials S.p.A. date in pegno

Le azioni rappresentate dal presente certificato azionario sono girate in pegno a favore di:

Citicorp USA, Inc., società di diritto statunitense, con sede a 2 Penns Way, Suite 200, New Castle, Delaware, U.S.A.; TPG Partners III, L.P., limited partnership di diritto statunitense, con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; TPG Parallel III, L.P., limited partnership di diritto statunitense, con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; TPG Investors III, L.P., limited partnership di diritto statunitense, con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; TPG Dutch Parallel III, C.V., società di diritto olandese, con sede in Herengracht 548, 1017 CG Amsterdam, Olanda; T3 Partners, L.P., limited partnership di diritto statunitense, con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Stre et, Wilmington, Delaware, U.S.A.; T3 Parallel, L.P., limited partnership di diritto statunitense, con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; T3 Investors, L.P., limited partnership di diritto statunitense, con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; T3 Dutch Parallel, C.V., società di diritto olandese, con sede a Herengracht 548, 1017 CG Amsterdam, Olanda; T3 Partners II, L.P., limited partnership di diritto statunitense, con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; T3 Parallel II, L.P., limited partnership di diritto statunitense, con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A; FOF Partners III, L.P., limited partnership di dirit to statunitense, con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A; FOF Partners III-B, L.P., limited partnership di diritto statunitense, con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A; TCW/Crescent Mezzanine Partners III, L.P., limited partnership di diritto statunitense, con sede in 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California, U.S.A.; TCW/Crescent Mezzanine Trust III, statutory business trust di diritto statunitense, con sede in 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California,

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U.S.A.; TCW/Crescent Mezzanine Partners III Netherlands, L.P., limited partnership di diritto statunitense, con sede in 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California, U.S.A.; Green Equity Investors III, L.P., limited partnership di diritto statunitense, con sede in 11100 Santa Monica Blvd., Suite 2000, Los A ngeles, California, U.S.A.; Green Equity Investors Side III, L.P., limited partnership di diritto statunitense, con sede in 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California, U.S.A. (i "Creditori Pignoratizi"),

ai sensi del contratto di pegno di primo grado (come modificato in data 3 marzo 2003 dall'accordo denominato Italian Supplement to the Reimbursement Pledge Agreement concluso negli Stati Uniti d'America attraverso scambio di corrispondenza) del 21 dicembre 2001 (il "Contratto di Pegno") tra MEMC Electronic Materials Inc., società di diritto statunitense, con sede legale c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A, in qualità di costituente il pegno, e CITICORP USA, Inc., società di diritto statunitense, con sede legale a 2 Penns Way, Suite 200, New Castle, Delaware, U.S.A., ed agente in qualità di Collateral Agent (come definito nel Contratto di Pegno), sia in nome proprio sia in nome e per conto dei Creditori Pignoratizi (indicati sopra e definiti nel Contratto di Pegno quali Secured Parties). Le 42.250.000 azioni ordinarie della MEMC Electronic Materia ls S.p.A. (la "Società") rappresentate dal presente certificato azionario n. 64 (il "Certificato") sono girate in pegno a favore dei Creditori Pignoratizi a garanzia dell'integrale adempimento delle obbligazioni denominate Reimbursement Obligations (quali definite nel Contratto di Pegno), ivi incluse quelle derivanti dallo stesso Contratto di Pegno, dal Reimbursement Agreement e dagli altri Reimbursement Documents (come ivi definiti).

I diritti di voto, i diritti amministrativi connessi e il diritto a percepire i dividendi inerenti alle azioni costituite in pegno e rappresentate dal Certificato sono regolati dalla Sezione 5 del Contratto di Pegno.

Si dà atto che, ai sensi del Contratto di Pegno, il presente diritto reale di garanzia è di pari grado e conferisce gli stessi diritti del diritto di pegno di primo grado creato in pari data e che sarà annotato sul Certificato ai sensi del contratto di pegno denominato (nel Contratto di Pegno) Bank Revolver Pledge Agreement, come modificato dal Bank Revolver Italian Supplement (come definito nel Contratto di Pegno) del 3 marzo 2003. Pertanto, il Collateral Agent, oltre a custodire il Certificato nell'interesse e per conto dei Creditori Pignoratizi (definiti nel Contratto di Pegno quali Secured Parties), inclusi i loro successori e aventi causa e i Nuovi Creditori Pignoratizi (definiti quali New Secured Parties nel Contratto di Pegno), verrà a detenere in custodia il Certificato anche nell'interesse e per conto dei creditori pignoratizi di cui al Bank Revolver Pledge Agreement, una volta perfezionate le rela tive formalità.

Si dà altresì atto che, ai sensi del Contratto di Pegno, i Creditori Pignoratizi hanno dato mandato a CITICORP USA, Inc. quale Collateral Agent, a fare quanto necessario affinchè la Società annoti sul Certificato sia il trasferimento del presente pegno di primo grado a favore di ogni successore o avente causa dei Creditori Pignoratizi sia l'estensione del presente pegno di primo grado a favore di nuovi soggetti che risultino creditori di MEMC Electronic Materials, Inc. in base a quanto previsto nel Contratto di Pegno (ivi definiti quali New Secured Parties), in entrambi i casi con pari grado e diritti rispetto alla garanzia reale costituita a favore dei Creditori Pignoratizi di cui alla presente girata.

Luogo e Data	____________________________________ MEMC Electronic Materials, Inc.

[Autentica notarile e Apostille]

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EXHIBIT A

Text of the endorsement of the security interest to be inscribed on the pledged certificate of MEMC Electronic Materials, S.p.A.

The shares represented by this share certificate are pledged in favour of:

Citicorp USA, Inc, a company incorporated under the laws of the United States of America, with registered office at 2 Penns Way, Suite 200, New Castle, Delaware, U.S.A.; TPG Partners III, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; TPG Parallel III, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; TPG Investors III, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; TPG Dutch Parallel III, C.V., a company incorporated under the laws of the United States of America, with regi stered office in Herengracht 548, 1017 CG Amsterdam, The Netherlands; T3 Partners, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; T3 Parallel, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; T3 Investors, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; T3 Dutch Parallel, C.V., a limited partnership incorporated under the laws of the United States of America, with registered office in Herengracht 548, 1017 CG Amsterdam, The Netherlands; T3 Partners I I, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; T3 Parallel II, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A; FOF Partners III, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A; FOF Partners III-B, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A; TCW/Crescent Mezzanine Partners III, L.P., a limited partnership i ncorporated under the laws of the United States of America, with registered office at 11100 Santa Monica Blvd., Suite 2000 Los Angeles, California, U.S.A.; TCW/Crescent Mezzanine Trust III, statutory business trust incorporated under the laws of the United States of America, with registered office at 11100 Santa Monica Blvd., Suite 2000 Los Angeles, California, U.S.A.; TCW/Crescent Mezzanine Partners III Netherlands, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office at 11100 Santa Monica Blvd., Suite 2000 Los Angeles, California, U.S.A.; Green Equity Investors III, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office at 11100 Santa Monica Blvd., Suite 2000 Los Angeles, California, U.S.A. (the "Secured Parties"),

pursuant to the first degree deed of pledge (as amended on March 3, 2003, by the Italian Supplement to the Reimbursement Pledge Agreement executed in the United States of America by way of exchange of

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correspondence) dated December 21, 2001 (the "Deed of Pledge") by and between MEMC Electronic Materials, Inc., a company incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A, as pledgor, CITICORP USA, Inc., a company incorporated under the laws of the United States of America, with registered office at 2 Penns Way, Suite 200, New Castle, Delaware, U.S.A., acting, in its capacity as Collateral Agent (as defined in the Pledge Agreement), in its own name and in the name and on behalf of the Secured Parties (specified above and defined in the Deed of Pledge "Secured Parties"). The 42,250,000 ordinary shares of MEMC Electronic Materials S.p.A. (the "Company") represented by this share certificate no. 64 (the "Certificate") are hereby pledged in favor of the Secured Parties as security for the full payment and performance of the obligations entitled Reimbursement Obligations (as defined in the Deed of Pledge), including those derived from the Deed of Pledge itself, the Reimbursement Agreement and the other Reimbursement Documents (as defined in the Reimbursement Agreement).

The voting rights, the relating administrative rights and the right to receive dividends attached to the pledged shares represented by the Certificate are governed by Section 5 of the Pledge Agreement.

It is acknowledged that, pursuant to the Deed of Pledge, this security interest ranks pari passu with and grants the same rights of the first degree pledge of even date which shall be annotated on the Certificate pursuant to the deed of pledge denominated (in the Deed of Pledge) Bank Revolver Pledge Agreement, as supplemented by the Bank Revolver Italian Supplement (as defined in the Deed of Pledge) dated March 3, 2003. Thus, the Collateral Agent, in addition to holding the Certificate in custody in the interest and on behalf of the Secured Parties, including their successors or assignees as well as any New Secured Party, shall start to hold the Certificate in custody also in the interest and on behalf of the secured parties under the Bank Revolving Credit Agreement (as defined in the Deed of Pledge), once the relevant formalities have been perfected.

It is also acknowledged that, pursuant to the Deed of Pledge, the Secured Parties instructed CITICORP USA, Inc., as Collateral Agent, to take all necessary steps to have the Company annotating on the Certificate both the transfer of this first degree pledge in favor of each successor or assignee of the Secured Parties and the extension of this first degree pledge for the benefit any new party who may become a creditor of MEMC Electronic Materials, Inc. pursuant to the Deed of Pledge (defined New Secured Parties in the Deed of Pledge), by way of this endorsement, in either case pari passu with and with the same rights attached to the security interest hereby created in favor of the Secured Parties.

Luogo e Data	____________________________________ MEMC Electronic Materials, Inc.

Notarization and Apostille

EXHIBIT B

Testo dell'annotazione del pegno da apporre sul libro soci della MEMC Electronic Materials S.p.A.

Si prende e si da atto che le 42.250.000 azioni della Società rappresentate dal certificato azionario n. 64

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sono girate in pegno a favore di:

Citicorp USA, Inc., società di diritto statunitense, con sede a 2 Penns Way, Suite 200, New Castle, Delaware, U.S.A.; TPG Partners III, L.P., limited partnership di diritto statunitense con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; TPG Parallel III, L.P., limited partnership di diritto statunitense con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; TPG Investors III, L.P., limited partnership di diritto statunitense con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; TPG Dutch Parallel III, C.V., società di diritto olandese, con sede in Herengracht 548, 1017 CG Amsterdam, Olanda; T3 Partners, L.P., limited partnership di diritto statunitense, con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; T3 Parallel, L.P., limited partnership di diritto statunitense, con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; T3 Investors, L.P., limited partnership di diritto statunitense, con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; T3 Dutch Parallel, C.V., società di diritto olandese, con sede a Herengracht 548, 1017 CG Amsterdam, Olanda; T3 Partners II, L.P., limited partnership di diritto statunitense, con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; T3 Parallel II, L.P., limited partnership di diritto statunitense, con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A; FOF Partners III, L.P., limited partnership di diritto statunitense, con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A; FOF Partners III-B, L.P., limited partnership di diritto statunitense, con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A; TCW/Crescent Mezzanine Partners III, L.P., limited partnership di diritto statunitense, con sede in 11100 Santa Monica Blvd., Suite 2000 Los Angeles, California, U.S.A.; TCW/Crescent Mezzanine Trust III, statutory business trust di diritto statunitense, con sede in 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California, U.S.A.; TCW/Crescent Mezzanine Partners III Netherlands, L.P., limited partnership di diritto statunitense, con sede in 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California, U.S.A.; Green Equity Investors III, L.P., limited partnership di diritto statunitense, con sede in 11100 Santa Monica Blvd., Suite 2000, Los Angel es, California, U.S.A.; Green Equity Investors Side III, L.P., limited partnership di diritto statunitense, con sede in 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California, U.S.A. (i "Creditori Pignoratizi"),

ai sensi del contratto di pegno di primo grado (come modificato in data 3 marzo 2003 dall'accordo denominato Italian Supplement to the Reimbursement Pledge Agreement concluso negli Stati Uniti d'America attraverso scambio di corrispondenza) del 21 dicembre 2001 (il "Contratto di Pegno") tra il socio unico MEMC Electronic Materials Inc., società di diritto statunitense, con sede legale c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A, in qualità di costituente il pegno, e CITICORP USA, Inc., società di diritto statunitense con sede legale a 2 Penns Way, Suite 200, New Castle, Delaware, U.S.A., ed agente in qualità di Collateral Agent (come definito nel Contratto di Pegno), sia in nome proprio sia in nome e per conto dei Creditori Pignoratizi (sopra indicati e definiti nel Contratto di Pegno quali Secured Parties). Le 42.250.000 azioni della Società rappresentate dal certificat o azionario n. 64 (il "Certificato") sono girate in pegno a favore dei Creditori Pignoratizi a garanzia dell'integrale adempimento delle obbligazioni denominate Reimbursement Obligations (quali definite nel Contratto di Pegno), ivi incluse quelle derivanti dallo stesso Contratto di Pegno, dal Reimbursement Agreement e dagli altri Reimbursement Documents (come ivi definiti).

I diritti di voto, i diritti amministrativi connessi e il diritto a percepire i dividendi inerenti alle azioni

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costituite in pegno e rappresentate dal Certificato sono regolati dalla Sezione 5 del Contratto di Pegno.

Si dà atto che, ai sensi del Contratto di Pegno, il presente diritto reale di garanzia è di pari grado e conferisce gli stessi diritti del diritto di pegno di primo grado creato in pari data e che sarà annotato sul Certificato nonchè su questo libro soci ai sensi del contratto di pegno denominato (nel Contratto di Pegno) Bank Revolver Pledge Agreement, come modificato dal Bank Revolver Italian Supplement (come definito nel Contratto di Pegno) del 3 marzo 2003. Pertanto, il Collateral Agent, oltre a ricevere in custodia il Certificato nell'interesse e per conto dei Creditori Pignoratizi (definiti nel Contratto di Pegno Secured Parties), inclusi i loro successori e aventi causa e i Nuovi Creditori Pignoratizi (definiti quali New Secured Parties nel Contratto di Pegno), verrà a detenere in custodia il Certificato anche nell'interesse e per conto dei creditori pignoratizi di cui al Bank Revolver Pledge Agreement, una volta perfezionate tali formalità.

Si dà altresì atto che, ai sensi del Contratto di Pegno, i Creditori Pignoratizi hanno dato mandato a CITICORP USA, INC., quale Collateral Agent, a fare quanto necessario affinché la Società annoti sul Certificato sia il trasferimento del presente pegno di primo grado a favore di ogni successore o avente causa dei Creditori Pignoratizi sia l'estensione del presente pegno di primo grado a favore di nuovi soggetti che risultino creditori del socio MEMC Electronic Materials, Inc. in base a quanto previsto nel Contratto di Pegno (ivi definiti quali New Secured Parties), in entrambi i casi con pari grado e diritti rispetto alla garanzia reale costituita a favore dei Creditori Pignoratizi di cui alla presente annotazione.

Luogo e Data	____________________________________ Un Amministratore

EXHIBIT B

Text of the annotation of the pledge in the shareholders' book of MEMC Electronic Materials S.p.A.

It is hereby acknowledged that the 42.250.000 ordinary shares of the Company represented by share certificate no. 64 are hereby pledged in favour of:

Citicorp USA, Inc, a company incorporated under the laws of the United States of America, with registered office at 2 Penns Way, Suite 200, New Castle, Delaware, U.S.A.; TPG Partners III, L.P., with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; TPG Parallel III, L.P., with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; TPG Investors III, L.P., with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; TPG Dutch Parallel III, C.V., a company incorporated under the laws of The Netherlands, with registered office in Herengracht 548, 1017 CG Amsterdam, The Netherlands; T3 Partners, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Tr ust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; T3 Parallel, L.P., a limited partnership incorporated under the laws of the United States of America, with

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registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; T3 Investors, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; T3 Dutch Parallel, C.V., a limited partnership incorporated under the laws of the United States of America, with registered office in Herengracht 548, 1017 CG Amsterdam, The Netherlands; T3 Partners II, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; T 3 Parallel II, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A; FOF Partners III, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A; FOF Partners III-B, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A; TCW/Crescent Mezzanine Partners III, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office in 11100 Santa Monica Blvd., Suite 2000 Los Angeles, California, U.S.A.; TCW/Crescent Mezzanine Trust III, statutory business trust in corporated under the laws of the United States of America, with registered office in 11100 Santa Monica Blvd., Suite 2000 Los Angeles, California, U.S.A.; TCW/Crescent Mezzanine Partners III Netherlands, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office in 11100 Santa Monica Blvd., Suite 2000 Los Angeles, California, U.S.A.; Green Equity Investors III, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office in 11100 Santa Monica Blvd., Suite 2000 Los Angeles, California, U.S.A.; Green Equity Investors Side III, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office in 11100 Santa Monica Blvd., Suite 2000 Los Angeles, California, U.S.A. (the "Secured Parties"),

pursuant to the first degree deed of pledge (as amended on March 3, 2003, by the Italian Supplement to the Reimbursement Pledge Agreement executed in the United States of America by way of exchange of correspondence) dated December 21, 2001 (the "Deed of Pledge") by and between the sole shareholder MEMC Electronic Materials, Inc., a company incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A, as pledgor, CITICORP USA, Inc., a company incorporated under the laws of the United States of America, with registered office at 2 Penns Way, Suite 200, New Castle, Delaware, U.S.A. and acting, in its capacity as Collateral Agent (as defined in the Deed of Pledge), in its own name and in the name and on behalf of the Secured Parties (specified above and defined in the Pledge Agreement "Secured Parties"). The 42.250.000 Company's shares represented by this share c ertificate no. 64 (the "Certificate") are hereby pledged in favor of the Secured Parties as security for the full payment and performance of the obligations entitled Reimbursement Obligations (as defined in the Deed of Pledge), including those derived from the Deed of Pledge itself, the Reimbursement Credit Agreement and the other Reimbursement Documents (as defined in the Reimbursement Credit Agreement).

The voting rights, the relating administrative rights and the right to receive dividends attached to the pledged shares represented by the Certificate are governed by Section 5 of the Deed of Pledge.

It is acknowledged that, pursuant to the Deed of Pledge, this security interest ranks pari passu with and grants the same rights attached to the first degree pledge created on even date and that shall be annotated on the Certificate as well as on this Shareholders' Book pursuant to a pledge agreement defined, under the Deed of Pledge, Bank Revolver Pledge Agreement, as supplemented by the Reimbursement Italian Supplement dated March 3, 2003. Thus, the Collateral Agent, in addition to holding the Certificate in the interest and on behalf of the Secured Parties, including their successors or assignees as well as any New Secured Party (as defined in the Deed of Pledge) shall start to hold the Certificate in custody also

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in the interest and on behalf of the secured parties under the Bank Revolver Pledge Agreement mentioned above once that the relevant formalities have been complied with.

It is also acknowledged that, pursuant to the Deed of the Pledge, the Secured Parties instructed CITICORP USA, Inc., as Collateral Agent, to take all necessary steps to have the Company inscribing on the Certificate both the transfer of this first degree pledge in favor of each successor or assignee of the Secured Parties and the extension of this first degree pledge for the benefit any new party who may become a creditor of MEMC Electronic Materials, Inc. pursuant to the Deed of Pledge (defined New Secured Parties in the Deed of Pledge), in either case pari passu with and with the same rights attached to the security interest hereby created in favor of the Secured Parties.

Place, Date	__________________________________ A Director

EXHIBIT C

Testo dell'annotazione del pegno da apporre, al momento della loro emissione, sui certificati rappresentativi delle Nuove Azioni della MEMC Electronic Materials, S.p.A.

Ai sensi delle Sezioni 1 e 2 del contratto di pegno di primo grado (come modificato in data 3 marzo 2003 dall'accordo denominato Italian Supplement to the Reimbursement Pledge Agreement concluso negli Stati Uniti d'America attraverso scambio di corrispondenza) del 21 dicembre 2001 (il "Contratto di Pegno") tra MEMC Electronic Materials, Inc., società di diritto statunitense, con sede legale c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A, in qualità di costituente il pegno, e CITICORP USA, Inc., società di diritto statunitense con sede legale a 2 Penns Way, Suite 200, New Castle, Delaware, U.S.A., ed agente, in qualità di Collateral Agent (come definito nel Contratto di Pegno), sia in nome proprio sia in nome e per conto dei Creditori Pignoratizi, le n. [ ] azioni di nuova emissione della MEMC Electronic Materials S.p.A. (la "Società") rappresentate dal presente certificato azi onario [ ] (rispettivamente, le "Nuove Azioni", ovvero le New Shares, come definite nel Contratto di Pegno, ed il "Nuovo Certificato") sono costituite in pegno da MEMC Electronic Materials, Inc., in favore di:

Citicorp USA, Inc., società di diritto statunitense, con sede a 2 Penns Way, Suite 200, New Castle, Delaware, U.S.A.; TPG Partners III, L.P., limited partnership di diritto statunitense con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; TPG Parallel III, L.P., limited partnership di diritto statunitense con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; TPG Investors III, L.P., limited partnership di diritto statunitense con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; TPG Dutch Parallel III, C.V., società di diritto olandese, con sede in Herengracht 548, 1017 CG Amsterdam, Olanda; T3 Partners, L.P., limited partnership di diritto statunitense, con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington , Delaware, U.S.A.; T3 Parallel, L.P., limited partnership di diritto statunitense, con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; T3 Investors, L.P., limited partnership di diritto statunitense, con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; T3 Dutch Parallel, C.V., società di diritto olandese, con sede a Herengracht 548, 1017 CG Amsterdam, Olanda; T3 Partners II, L.P., limited partnership di diritto statunitense, con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; T3 Parallel II, L.P., limited partnership di diritto statunitense, con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A; FOF Partners III, L.P., limited partnership di diritto statunitense, con sede c/o The Co rporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A; FOF Partners III-B, L.P., limited partnership di diritto statunitense, con sede c/o The Corporation Trust Company, Corporation Trust

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Center, 1209 Orange Street, Wilmington, Delaware, U.S.A; TCW/Crescent Mezzanine Partners III, L.P., limited partnership di diritto statunitense, con sede in 11100 Santa Monica Blvd., Suite 2000 Los Angeles, California, U.S.A.; TCW/Crescent Mezzanine Trust III, statutory business trust di diritto statunitense, con sede in 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California, U.S.A.; TCW/Crescent Mezzanine Partners III Netherlands, L.P., limited partnership di diritto statunitense, con sede in 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California, U.S.A.; Green Equity Investors III, L.P., limited partnership di diritto statunitense, con sede in 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California, U.S.A.; Green Equ ity Investors Side III, L.P., limited partnership di diritto statunitense, con sede in 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California, U.S.A. (i "Creditori Pignoratizi"),

a garanzia dell'integrale adempimento delle obbligazioni denominate Reimbursement Obligations (come definite nel Contratto di Pegno) ivi incluse quelle derivanti dallo stesso Contratto di Pegno, dal Reimbursement Agreement e dagli altri Reimbursement Documents (come ivi definiti).

I diritti di voto, i diritti amministrativi connessi e il diritto a percepire i dividendi inerenti alle Nuove Azioni costituite in pegno e rappresentate dal Nuovo Certificato sono regolati dalla Sezione 5 del Contratto di Pegno.

Si prende e si da atto che, secondo quanto previsto nella Sezione 1 del Contratto di Pegno, le Azioni della Società complessivamente date in pegno (ivi incluse le Nuove Azioni costituite in pegno) non eccedono il 65 % del capitale sociale della Società.

Si dà atto che, ai sensi del Contratto di Pegno, il presente diritto reale di garanzia è di pari grado e conferisce gli stessi diritti del diritto di pegno di primo grado creato in pari data e che sarà annotato sul Nuovo Certificato ai sensi del contratto di pegno denominato (ai sensi del Contratto di Pegno) Bank Revolver Pledge Agreement, come modificato dal Bank Revolver Italian Supplement (come definito nel Contratto di Pegno) del 3 marzo 2003. Pertanto, il Collateral Agent, oltre a custodire il Nuovo Certificato, ricevuto direttamente dalla Società, nell'interesse e per conto dei Creditori Pignoratizi (definiti nel Contratto di Pegno quali Secured Parties), inclusi i loro successori e aventi causa, e i Nuovi Creditori Pignoratizi (definiti quali New Secured Parties nel Contratto di Pegno), verrà a detenere in custodia il Nuovo Certificato anche nell'interesse e per conto dei creditori pignoratizi di cui al Bank Re volver Pledge Agreement, una volta perfezionate tali formalità

Si dà altresì atto che, ai sensi del Contratto di Pegno, i Creditori Pignoratizi hanno dato mandato a CITICORP USA, Inc., quale Collateral Agent, a fare quanto necessario affinché la Società annoti sul Nuovo Certificato sia il trasferimento del presente pegno di primo grado a favore di ogni successore o avente causa dei Creditori Pignoratizi sia l'estensione del presente pegno di primo grado a favore di nuovi soggetti che risultino creditori di MEMC Electronic Materials, Inc. in base a quanto previsto nel Contratto di Pegno (ivi definiti quali New Secured Parties), in entrambi i casi con pari grado e diritti rispetto alla garanzia reale costituita a favore dei Creditori Pignoratizi di cui alla presente annotazione.

Luogo e Data	____________________________________Un Amministratore

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EXHIBIT C

Text of the annotation of the pledge to be inscribed, upon their issuance, on the share certificates representing New Shares of MEMC Electronic Materials, S.p.A.

Pursuant to Section 1 and 2 of the first degree deed of pledge (as amended on March 3, 2003 by the Italian Supplement to the Reimbursement Pledge Agreement executed in the United States of America by way of exchange of correspondence) dated December 21, 2001 (the "Deed of Pledge") by and between MEMC Electronic Materials, Inc., a company incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A., as pledgor, CITICORP USA, Inc., a company incorporated under the laws of the United States of America, with registered office at 2 Penns Way, Suite 200, New Castle, Delaware, U.S.A., acting in its capacity as Collateral Agent (as defined therein), in its own name and in the name and on behalf of the Secured Parties (as defined hereinafter), the n. .[ ] newly issued shares of MEMC Electronic Materials S.p.A. (the "Company") represented by this share certi ficate no.[ ] (respectively, the "New Shares", as defined in the Deed of Pledge and the "New Certificate") are pledged by MEMC Electronic Materials, Inc., in favor of:

Citicorp USA, Inc, a company incorporated under the laws of the United States of America, with registered office at 2 Penns Way, Suite 200, New Castle, Delaware, U.S.A.; TPG Partners III, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; TPG Parallel III, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; TPG Investors III, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; TPG Dutch Parallel III, C.V., a company incorporated under the laws of The Netherlands, w ith registered office in Herengracht 548, 1017 CG Amsterdam, The Netherlands; T3 Partners, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; T3 Parallel, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; T3 Investors, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; T3 Dutch Parallel, C.V., a company incorporated under the laws of The Netherlands, with registered office in Herengracht 548, 1017 CG Amsterdam, The Netherlands; T3 Partners II, L.P. , a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington,

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Delaware, U.S.A.; T3 Parallel II, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A; FOF Partners III, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A; FOF Partners III-B, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A; TCW/Crescent Mezzanine Partners III, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office in 11100 Santa Monica Blvd., Suite 2000 Los Angeles, California, U.S.A.; TCW/Crescent Mezzanine Trust III, statutory business trust incorporated under the laws of the United States of America, with registered office in 11100 Santa Monica Blvd., Suite 2000 Los Angeles, California, U.S.A.; TCW/Crescent Mezzanine Partners III Netherlands, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office in 11100 Santa Monica Blvd., Suite 2000 Los Angeles, California, U.S.A.; Green Equity Investors III, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office in 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California, U.S.A.; Green Equity Investors Side III, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office in 11100 Santa Monic a Blvd., Suite 2000, Los Angeles, California, U.S.A.(the "Secured Parties"),

as security for the full payment and performance of the Reimbursement Obligations (as defined in the Deed of Pledge), including those obligations arising from the Deed of Pledge itself, the Reimbursement Agreement and the other Reimbursement Documents.

The voting rights, the relating administrative rights and the right to receive dividends in connection with the pledged New Shares and represented by the New Certificate are governed by Section 5 of the Deed of Pledge.

It is acknowledged that, in accordance with Section 1 of the Deed of Pledge, the Shares of the Company pledged as a whole (including the pledged New Shares) in favor of the Secured Parties do not exceed 65 % of the share capital of the Company.

It is acknowledged that, pursuant to the Deed of Pledge, this security interest ranks pari passu with and grants the same rights of the first degree security interest created on even date and that shall be annotated on the New Certificate pursuant to a pledge agreement named, under the Deed of Pledge, Bank Revolver Pledge Agreement, as supplemented by the Bank Revolver Italian Supplement dated March 3, 2003. Thus, the Collateral Agent, in addition to holding in custody the New Certificate received directly from the Company in the interest of and on behalf of the Secured Parties including their successors and assign or assignees as well as any New Secured Parties (as defined in the Deed of Pledge), shall start to hold in custody the New Certificate also in the interest of and on behalf of the secured parties under the Bank Revolver Credit Agreement once that the relevant formalities have been complied with.

It is also acknowledged that, pursuant to the Deed of Pledge, the Secured Parties instructed CITICORP USA, Inc., as Collateral Agent, to annotate on the New Certificate the transfer of this first degree security interest in favor of any successor or assignee of the Secured Parties and the extension of this first degree security interest in favor of any new party who may become a creditor of MEMC Electronic Materials, Inc. pursuant to the Deed of Pledge (such new creditors are defined New Secured Parties in the Deed of Pledge), in both cases pari passu with and with the same rights attached to the security interest created in favor of the Secured Parties referred to in this notation.

Place, Date, Notarizatioln	__________________________________ A Director

The above security has been annotated in the shareholders' ledger of MEMC Electronic Materials S.p.A. pursuant to Royal Decree No. 239/42.

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Place, Date, Notarizatioln	__________________________________ A Director

EXHIBIT D

Testo dell'annotazione del pegno sulle Nuove Azioni da apporre sul libro soci della MEMC Electronic Materials S.p.A.

Si prende e si dà atto che il socio unico MEMC Electronic Materials, Inc., società di diritto statunitense, con sede legale c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, Stati Uniti d'America, la quale in data [ ] ha sottoscritto n. [ ] azioni ordinarie di MEMC Electronic Materials S.p.A. (la "Società") del valore nominale di Euro 0,48 ciascuna, rappresentate dal certificato azionario n. [ ] (il "Nuovo Certificato") e corrispondenti, nel complesso, al [ ]% del capitale sociale della Società (le "Nuove Azioni"), ai sensi della Sezione 1 e 2 del contratto di pegno di primo grado (come modificato, il 3 marzo 2003 dall'accordo denominato Italian Supplement to the Reimbursement Pledge Agreement concluso negli Stati Uniti d'America attraverso scambio di corrispondenza) del 21 dicembre 2001 (il "Contratto di Pegno"), tra MEMC Electronic Materials, Inc., in qualità di costituente il pegno, e CITI CORP USA, Inc., società di diritto statunitense, con sede legale a 2 Penns Way, Suite 200, New Castle, Delaware, U.S.A, ed agente in qualità di Collateral Agent (come definito nel Contratto di Pegno), sia in nome proprio sia in nome e per conto dei Creditori Pignoratizi (come di seguito indicati e definiti nel Contratto di Pegno quali Secured Parties), ha costituito in pegno le Nuove Azioni rappresentate dal Nuovo Certificato a favore di:

Citicorp USA, Inc., società di diritto statunitense, con sede a 2 Penns Way, Suite 200, New Castle, Delaware, U.S.A.; TPG Partners III, L.P., limited partnership di diritto statunitense con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; TPG Parallel III, L.P., limited partnership di diritto statunitense con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; TPG Investors III, L.P., limited partnership di diritto statunitense con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; TPG Dutch Parallel III, C.V., società di diritto olandese, con sede in Herengracht 548, 1017 CG Amsterdam, Olanda; T3 Partners, L.P., limited partnership di diritto statunitense, con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington , Delaware, U.S.A.; T3 Parallel, L.P., limited partnership di diritto statunitense, con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; T3 Investors, L.P., limited partnership di diritto statunitense, con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; T3Dutch Parallel, C.V., società di diritto olandese, con sede a Herengracht 548, 1017 CG Amsterdam, Olanda; T3 Partners II, L.P., limited partnership di diritto statunitense, con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; T3 Parallel II, L.P., limited partnership di diritto statunitense, con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A; FOF Partners III, L.P., limited partnership di diritto

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statunitense, con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A; FOF Partners III-B, L.P., limited partnership di diritto statunitense, con sede c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A; TCW/Crescent Mezzanine Partners III, L.P., limited partnership di diritto statunitense, con sede in 11100 Santa Monica Blvd., Suite 2000 Los Angeles, California, U.S.A.; TCW/Crescent Mezzanine Trust III, statutory business trust di diritto statunitense, con sede in 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California, U.S.A.; TCW/Crescent Mezzanine Partners III Netherlands, L.P., limited partnership di diritto statunitense, con sede in 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California, U.S.A.; Green Equity Investors III, L.P., limited partnership di diritto statunitense, con sede in 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California, U.S.A.; Green Equity Investors Side III, L.P., limited partnership di diritto statunitense, con sede in 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California, U.S.A. (i "Creditori Pignoratizi"),

a garanzia dell'integrale adempimento delle obbligazioni denominate Reimbursement Obligations (quali definite nel Contratto di Pegno), ivi incluse quelle derivanti dal Contratto di Pegno, dal Reimbursement Agreement e dagli altri Reimbursement Documents (come ivi definiti).

I diritti di voto, i diritti amministrativi connessi e il diritto a percepire i dividendi inerenti alle Nuove Azioni costituite in pegno e rappresentate dal Nuovo Certificato sono regolati dalla Sezione 5 del Contratto di Pegno.

Si prende e si dà atto che, secondo quanto previsto nella Sezione 1 del Contratto di Pegno, le Azioni della Società complessivamente date in pegno (ivi incluse le Nuove Azioni costituite in pegno) non eccedono il 65 % del capitale sociale della Società.

Si dà atto che, ai sensi del Contratto di Pegno, il presente diritto reale di garanzia è di pari grado e conferisce gli stessi diritti del diritto di pegno di primo grado creato in pari data e che sarà annotato sul Nuovo Certificato ai sensi del contratto di pegno denominato (ai sensi del Contratto di Pegno) Bank Revolver Pledge Agreement, come modificato dal Bank Revolver Italian Supplement (come definito nel Contratto di Pegno) del 3 marzo 2003. Pertanto, il Collateral Agent, oltre a custodire il Nuovo Certificato, ricevuto direttamente dalla Società, nell'interesse e per conto dei Creditori Pignoratizi (definiti nel Contratto di Pegno quali Secured Parties), inclusi i loro successori e aventi causa, e i Nuovi Creditori Pignoratizi (definiti quali New Secured Parties nel Contratto di Pegno), verrà a detenere in custodia il Nuovo Certificato anche nell'interesse e per conto dei creditori pignoratizi di cui al Bank Revolver Pledge Agreement, una volta perfezionate tali formalità.

Si dà altresì atto che, ai sensi del Contratto di Pegno, i Creditori Pignoratizi hanno dato mandato a Citicorp USA, Inc., quale Collateral Agent, a fare quanto necessario affinchè la Società annoti sul Nuovo Certificato sia il trasferimento del presente pegno di primo grado a favore di ogni successore o avente causa dei Creditori Pignoratizi sia l'estensione del presente pegno di primo grado a favore di nuovi soggetti che risultino creditori di MEMC Electronic Materials, Inc. in base a quanto previsto nel Contratto di Pegno (ivi definiti quali New Secured Parties), in entrambi i casi con pari grado e diritti rispetto alla garanzia reale costituita a favore dei Creditori Pignoratizi di cui alla presente annotazione.

Luogo e Data	____________________________________ Un Amministratore

EXHIBIT D

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Text of the annotation of the pledge to be inscribed on the share certificates representing the New Shares on the shareholders' book of MEMC Electronic Materials S.p.A.

It is acknowledged that the sole shareholder MEMC Electronic Materials, Inc., a company incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A. which on [ ] subscribed to [ ] ordinary shares of MEMC Electronic Materials S.p.A. (the "Company"), with a par value of Euro 0,48 each, represented by share certificate No. [ ] (the "New Certificate") and representing, as a whole, [ ] % of the share capital of the Company (the "New Shares"), pursuant to Section 1 and 2 of the first degree deed of pledge (as supplemented on March 3, 2003 by the Italian Supplement to the Reimbursement Pledge Agreement executed in the United States of America by way of exchange of correspondence) dated December 21, 2001 (the "Deed of Pledge") by and between MEMC Electronic Materials, Inc., as pledgor, and CITICORP USA, Inc., a company incorporated under the laws of the Un ited States of America, with registered office at 2 Penns Way, Suite 200, New Castle, Delaware, U.S.A and acting, in its capacity as Collateral Agent (as defined therein), in its own name and in the name and on behalf of the Secured Parties (as specified hereinafter) has pledged the New Shares, represented by the New Certificate, in favor of:

Citicorp USA, Inc, a company incorporated under the laws of the United States of America, with registered office at 2 Penns Way, Suite 200, New Castle, Delaware, U.S.A.; TPG Partners III, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; TPG Parallel III, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; TPG Investors III, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; TPG Dutch Parallel III, C.V., a company incorporated under the laws of The Netherlands, w ith registered office in Herengracht 548, 1017 CG Amsterdam, The Netherlands; T3 Partners, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; T3 Parallel, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; T3 Investors, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; T3 Dutch Parallel, C.V., a company incorporated under the laws of The Netherlands, with registered office in Herengracht 548, 1017 CG Amsterdam, The Netherlands; T3 Partne rs II, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A.; T3 Parallel II, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A; FOF Partners III, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A; FOF Partners III-B, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, U.S.A; TCW/Crescent Mezzanine Partners II I, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office in 11100 Santa Monica Blvd., Suite 2000 Los Angeles, California, U.S.A.; TCW/Crescent Mezzanine Trust III, statutory business trust

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incorporated under the laws of the United States of America, with registered office in 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California, U.S.A.; TCW/Crescent Mezzanine Partners III Netherlands, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office in 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California, U.S.A.; Green Equity Investors III, L.P., a limited partnership incorporated under the laws of the United States of America, with registered office in 11100 Santa Monica Blvd., Suite 2000 Los Angeles, California, U.S.A.; Green Equity Investors Side III, L.P., a limited partnership incorporated under the laws of the United States of America, with registered offi ce in 11100 Santa Monica Blvd., Suite 2000 Los Angeles, California, U.S.A.(the "Secured Parties"),

as security for the full payment and performance of the Reimbursement Obligations (as defined in the Deed of Pledge), including those obligations arising from the Deed of Pledge itself, the Reimbursement Agreement and the other Reimbursement Documents (as defined in the Reimbursement Agreement.

The voting rights, the relating administrative rights and the right to receive dividends in connection with the pledged New Shares and represented by the New Certificate are governed by Section 5 of the Deed of Pledge.

It is acknowledged that, in accordance with Section 1 of the Deed of Pledge, the Shares of the Company pledged as a whole (including the pledged New Shares) do not exceed 65 % of the share capital of the Company.

It is acknowledged that, pursuant to the Deed of Pledge, this security interest ranks pari passu with and grants the same rights of the first degree security interest created on even date and that shall be annotated on the New Certificate pursuant to a pledge agreement named, in the Deed of Pledge, Bank Revolver Pledge Agreement, as supplemented by the Bank Revolver Italian Supplement dated March 3, 2003. Thus, the Collateral Agent, in addition to holding in custody the New Certificate received directly from the Company in the interest of and on behalf of the Secured Parties including their successors and assign or assignees as well as any New Secured Parties (as defined in the Deed of Pledge), shall start to hold in custody the New Certificate also in the interest of and on behalf of the secured parties under the Bank Revolver Pledge Agreement once that the relevant formalities have been complied with.

It is also acknowledged that, pursuant to the Deed of Pledge, the Secured Parties instructed Citicorp USA, Inc., as Collateral Agent, to take all steps necessary to have the Company annotating on the New Certificate the transfer of this first degree security interest in favor of any successor or assignee of the Secured Parties and the extension of this first degree security interest in favor of any new party who may become a creditor of MEMC Electronic Materials, Inc. pursuant to the Deed of Pledge (such new creditors are defined New Secured Parties in the Deed of Pledge), in both cases pari passu with and with the same rights attached to the security interest created in favor of the Secured Parties referred to in this notation.

Place, Date	__________________________________ A Director

EXHIBIT E

Testo dell'annotazione del pegno a favore di Nuovi Creditori Pignoratizi da apporre sui certificati azionari di MEMC Electronic Materials S.p.A.

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Su richiesta di CITICORP USA, Inc., società di diritto statunitense, con sede legale a 2 Penns Way, Suite 200 New Castle, Delaware, Stati Uniti d'America, ed agente anche in nome e per conto di inserire la denominazione sociale del Nuovo Creditore Pignoratizio, società di diritto [ ], con sede legale in [ ], ai sensi della Sezione 2 del contratto di pegno di primo grado (come modificato, in data 3 marzo 2003, dall'accordo denominato Italian Supplement to the Reimbursement Pledge Agreement concluso negli Stati Uniti d'America, attraverso scambio di corrispondenza) del 21 dicembre 2001 (il "Contratto di Pegno") tra MEMC Electronic Materials, Inc., società di diritto statunitense, con sede legale c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, Stati Uniti d'America, in qualità di costituente il pegno, e CITICORP USA, Inc., agente, in qualità di Collateral Agent (come definito nel Contratto di Pegno), sia in nome proprio sia in nome e per conto dei Creditori Pignoratizi (come definiti nel Contratto di Pegno), il pegno di primo grado costituito sul presente certificato azionario n. [ ] (il "Certificato"), in pari data rispetto al diritto di pegno di pari grado creato sul Certificato ai sensi del contratto di pegno definito (nel Contratto di Pegno) Bank Revolver Pledge Agreement, come modificato dal Bank Revolver Italian Supplement (come definito nel Contratto di Pegno) del 3 marzo 2003, da parte di MEMC Electronic Materials, Inc. a favore di Creditori Pignoratizi, si intende esteso, con pari grado e diritti, anche a favore di inserire la denominazione sociale del Nuovo Creditore Pignoratizio, a garanzia dell'integrale adempimento delle obbligazioni nei confronti di inserire la denominazione sociale del Nuovo Creditore Pignoratizio denominate Reimbursement Obligations (come definite nel Contratto di Pegno), ivi incluse quelle derivanti dallo stesso Co ntratto di Pegno, dal Reimbursement Agreement e dai Reimbursement Documents, tra cui il contratto denominato [ ] del [ ], concluso in [ ], tra inserire la denominazione sociale delle parti, incluso il Nuovo Creditore Pignoratizio.

Si dà atto che il pegno di primo grado costituito sul Certificato è regolato dal Contratto di Pegno, in quanto applicabile e, pertanto, i diritti di voto, i diritti amministrativi connessi e il diritto a percepire i dividendi inerenti alle azioni rappresentate dal Certificato sono regolati dalla sezione 5 del Contratto di Pegno.

Si dà altresì atto che, ai sensi del Contratto di Pegno, Citicorp USA, Inc., quale Collateral Agent, riceve il pegno di cui alla presente annotazione e pertanto, oltre a continuare a custodire ininterrottamente il Certificato nell'interesse e per conto dei Creditori Pignoratizi, ivi inclusi i loro successori, aventi causa e le New Secured Parties (come definite nel Contratto di Pegno), viene ora a custodire il medesimo anche nell'interesse e per conto di inserire la denominazione sociale del Nuovo Creditore Pignoratizio, ivi inclusi i suoi successori e aventi causa.

Si dà infine atto che il pegno di primo grado esteso a favore di [inserire la denominazione sociale del Nuovo Creditore Pignoratizio] per effetto della presente annotazione ha lo stesso grado e conferisce gli stessi diritti della garanzia reale costituita sul Certificato a favore dei Creditori Pignoratizi in base al Contratto di Pegno, ferma restando l'esistenza sul Certificato del concorrente pegno di pari grado costituito a seguito del Bank Revolver Pledge Agreement, sopracitato.

Luogo e Data	____________________________________ Un Amministratore

La costituzione in garanzia di cui sopra è stata annotata sul libro soci in data odierna ai sensi del R.D. 29.3.1942 n. 239.

[Luogo e Data]	____________________________________ Un Amministratore

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EXHIBIT E

Text of the annotation of the pledge in favor of the New Secured Parties to be inscribed on the share certificates of MEMC Electronic Materials S.p.A.

Upon request of CITICORP USA, Inc., a company incorporated under the laws of the United States of America, with registered office at 2, Penns Way, Suite 200, New Castle, Delaware, United States of America, and acting also in the name and on behalf of [name of the New Secured Party], a company existing under the laws of [ ], with registered office at [ ], pursuant to Section 2 of the first degree deed of pledge (as supplemented, on March 3, 2003, by the Italian Supplement to the Reimbursement Pledge Agreement executed in the United States of America by way of exchange of correspondence) dated December 21, 2001 (the "Deed of Pledge") by and between MEMC Electronic Materials, Inc., a company incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, United States of America, as pledgor, and CITICORP USA, Inc., acting, in its capacity as Collatera l Agent (as defined in the Deed of Pledge), in its own name and in the name and on behalf of the Secured Parties (as defined in the Deed of Pledge), the first degree pledge created on this share certificate No. [ ] (the "Certificate") on the same date of the pari passu pledge created on the Certificate under the pledge agreement denominated Bank Revolver Pledge Agreement, as supplemented by the Bank Revolver Italian Supplement dated March 3, 2003, by MEMC Electronic Materials, Inc. in favor of the Secured Parties is hereby extended, pari passu with and with equal rights, also in favor of [name of the New Secured Party], as security for the full payment and performance of the obligations with respect to [name of the New Secured Party] named Reimbursement Obligations (as defined by the Deed of Pledge) including those obligations arising from the Deed of Pledge itself, from the Reimbursement Agreement and from the Reimbursement Documents, including the agreem ent named [ ] executed in [ ], on [ ],between [name of the parties thereof, including the New Secured Party].

It is acknowledged that the first degree pledge created on the Certificate is governed by the Deed of Pledge, as applicable and, therefore, the voting rights, the relating administrative rights and the right to receive dividends attached to the pledged shares represented by the Certificate are governed by Section 5 of the Deed of Pledge.

It is also acknowledged that, pursuant to the Deed of Pledge, Citicorp USA, Inc., in its capacity as Collateral Agent, hereby receives the pledge to which this notation pertains and, thus, in addition to maintaining the uninterrupted custody of the Certificate in the interest and on behalf of the Secured Parties, including their successors or assignees, and the New Secured Parties (as defined in the Deed of Pledge), it now starts to hold the Certificate in custody also on behalf of [name of New Secured Party] including its successors or assignees.

Lastly, it is acknowledged that the first degree pledge extended in favor of the [name of New Secured Party] pursuant to this annotation, grants the same rights of, and is pari passu with, the security interest created on the Certificate in favor of the Secured Parties pursuant to the Deed of Pledge, it being understood that on the Certificate is already existing a pari passu security interest created pursuant to the mentioned Bank Revolver Pledge Agreement.

Place, Date	__________________________________ A Director

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A notation regarding the above security interest has been made in the shareholders' book pursuant to Royal Decree No. 239/42, dated March 29, 1942

Place, Date	__________________________________ A Director

EXHIBIT F

Testo dell'annotazione del pegno a favore di Nuovi Creditori Pignoratizi da apporre sul libro soci di MEMC Electronic Materials S.p.A.

Si prende e si dà atto che, su richiesta di CITICORP USA, Inc., società di diritto statunitense, con sede legale a 2 Penns Way, Suite 200 New Castle, Delaware, Stati Uniti d'America, ed agente anche in nome e per conto di [inserire la denominazione sociale del Nuovo Creditore Pignoratizio], società di diritto [ ], con sede legale in [ ], ai sensi della sezione 2 del contratto di pegno di primo grado (come modificato, in data 3 marzo 2003, dall'accordo denominato Italian Supplement to the Reimbursement Pledge Agreement concluso negli Stati Uniti d'America, attraverso scambio di corrispondenza) del 21 dicembre 2001 (il "Contratto di Pegno") tra il socio unico MEMC Electronic Materials, Inc., società di diritto statunitense, con sede legale c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, Stati Uniti d'America, in qualità di costituente il pegno, e CITICORP USA, Inc., agente, in qualità di Collateral Agent (come definito nel Contratto di Pegno), sia in nome proprio sia in nome e per conto dei Creditori Pignoratizi (come definiti nel Contratto di Pegno), il pegno di primo grado in favore dei Creditori Pignoratizi costituito sul presente certificato azionario n. [ ] della Società (il "Certificato"), in pari data rispetto al diritto di pegno di pari grado creato sul Certificato ai sensi del contratto di pegno definito (nel Contratto di Pegno) Bank Revolver Pledge Agreement, come modificato dal Bank Revolver Italian Supplement (come definito nel Contratto di Pegno) del 3 marzo 2003, da parte di MEMC Electronic Materials, Inc. si intende esteso, con pari grado e diritti, anche a favore di [inserire la denominazione sociale del Nuovo Creditore Pignoratizio], a garanzia dell'integrale adempimento delle obbligazioni nei confronti di [inserire la denominazione sociale del Nuovo Creditore Pignoratizio] denominate Reimbursement Obligations (come definite nel Contratto di Pegno), ivi incluse quelle derivanti dallo stesso Contratto di Pegno, dal Reimbursement Agreement e dai Reimbursement Documents, tra cui il contratto denominato [ ], del [ ], concluso in [ ], tra [inserire la denominazione sociale delle parti, incluso il Nuovo Creditore Pignoratizio].

Si dà atto che il pegno di primo grado costituito sul Certificato è regolato dal Contratto di Pegno, in quanto applicabile e, pertanto, i diritti di voto, i diritti amministrativi connessi e il diritto a percepire i dividendi inerenti alle azioni rappresentate dal Certificato sono regolati dalla sezione 5 del Contratto di Pegno.

Si dà altresì atto che, ai sensi del Contratto di Pegno, Citicorp USA, Inc., quale Collateral Agent, riceve il pegno di cui alla presente annotazione e pertanto, oltre a continuare a custodire ininterrottamente il Certificato nell'interesse e per conto dei Creditori Pignoratizi, ivi inclusi i loro successori, aventi causa e le New Secured Parties (come definite nel Contratto di Pegno), viene ora a custodire il medesimo anche nell'interesse e per conto di [inserire la denominazione sociale del Nuovo Creditore Pignoratizio], ivi inclusi i suoi successori e aventi causa.

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Si dà infine atto che il pegno di primo grado esteso a favore di [inserire la denominazione sociale del Nuovo Creditore Pignoratizio], per effetto della presente annotazione, ha lo stesso grado e conferisce gli stessi diritti della garanzia reale costituita sul Certificato a favore dei Creditori Pignoratizi in base al Contratto di Pegno, ferma restando l'esistenza sul Certificato del concorrente pegno di pari grado costituito a seguito del Bank Revolver Pledge Agreement, sopracitato.

[Luogo e Data]	____________________________________ Un Amministratore

EXHIBIT F

Text of the annotation in the shareholders' book of MEMC Electronic Materials S.p.A. of the pledge in favour of New Secured Parties

It is hereby acknowledged that, upon request of CITICORP USA, Inc., a company incorporated under the laws of the United States of America, with registered office at 2, Penns Way, Suite 200, New Castle, Delaware, United States of America, acting also in the name and on behalf of [name of the New Secured Party], a company existing under the laws of [ ], with registered office at [ ], pursuant to Section 2 of the first degree deed of pledge (as supplemented, on March 3, 2003, by the Italian Supplement to the Reimbursement Pledge Agreement executed in the United States of America by way of exchange of correspondence) dated December 21, 2001 (the "Deed of Pledge") between the sole shareholder MEMC Electronic Materials, Inc., a company incorporated under the laws of the United States of America, with registered office c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, United States of America, as pledgor, and Citicorp USA, Inc ., acting, in its capacity as Collateral Agent (as defined in the Deed of Pledge), in its own name and in the name and on behalf of the Secured Parties (as defined in the Deed of Pledge), the first degree pledge created in favor of the Secured Parties on this share certificate No. [ ] (the "Certificate") on the same date of the pari passu pledge created on the Certificate under the pledge agreement denominated Bank Revolver Pledge Agreement, as supplemented by the Bank Revolver Italian Supplement dated March 3, 2003, by MEMC Electronic Materials, Inc. is hereby extended, pari passu with and with equal rights, also in favor of [name of the New Secured Party], as security for the full payment and performance of the obligations with respect to [name of the New Secured Party], named Reimbursement Obligations (as defined by the Pledge Agreement), including those obligations arising from the Deed of Pledge, from the Reimbursement Agreement and from the Reimbursem ent Documents, including the agreement named [ ], executed in [ ], on [ ],between [name of the parties thereof, including the New Secured Party].

It is acknowledged that the first degree pledge created on the Certificate is governed by the Deed of Pledge, as applicable and, therefore, the voting rights, the relating administrative rights and the right to receive dividends attached to the pledged shares represented by the Certificate are governed by Section 5 of the Deed of Pledge.

It is also acknowledged that, pursuant to the Deed of Pledge, Citicorp USA, Inc., in its capacity as Collateral Agent, hereby receives the Pledge to which this notation pertains and, thus, in addition to maintaining the uninterrupted custody of the Certificate in the interest and on behalf of the Secured Parties, including their successors or assignees, and the New Secured Parties (as defined in the Deed of Pledge), it now starts to hold the Certificate in custody also on behalf of [name of New Secured Party] including its successors or assignees.

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Lastly, it is acknowledged that the first degree pledge extended in favor of the [name of New Secured Party] pursuant to this annotation grants the same rights of, and is pari passu with, the security interest created on the Certificate in favor of the Secured Parties pursuant to the Deed of Pledge, it being understood that on the Certificate is already existing a pari passu security interests created pursuant to the mentioned Bank Revolver Pledge Agreement.

Place, Date	__________________________________ A Director

EXHIBIT G

[Letterhead of Citicorp USA, INC.]

New Secured Party Notice

To: Chairman of the Board of Directors MEMC Electronic Materials S.p.A Viale Gherzi n. 31 Novara Italy
c.c.: MEMC Electronic Materials, Inc. c/o The Corporation Trust Company Corporation Trust Center 1209 Orange Street Wilmington, Delaware

 To the attention of [ ]

From: Citicorp USA, INC.

Dated:  [ ]

Re: Italian Supplement to the Reimbursement Pledge Agreement dated March 3, 2003

Dear Sirs,

  We refer to the deed of pledge (Contratto di pegno) executed and delivered in United States of America on December 21, 2001 by and between MEMC Electronic Materials, Inc., Pledgor, and Citicorp USA, Inc., Collateral Agent, also in the name and on behalf of the Secured Parties, as supplemented by an Italian Supplement dated March 3, 2003 (the "Reimbursement Italian Supplement"). This is a New Secured Party Notice. The terms in capital letters shall bear the meanings indicated beside each one of them or, absent any indication, shall have the same meaning assigned to them under the Reimbursement Italian Supplement.
  We confirm that, pursuant to [insert details of the Reimbursement Document pursuant to

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which the New Secured Party has become a Secured Party], [insert corporate name of the New Secured Party], a company incorporated under the laws of [ ], with registered office in [ ], has become a [Fund Guarantor] under the Reimbursement Agreement.
  Pursuant to Section 2 of the Reimbursement Italian Supplement, we request to annotate the extension of the Pledge in favor of [insert corporate name of the New Secured Party] on the Certificate [add, if applicable: and on the certificates representing the New Shares], substantially in the form indicated in Exhibit E to the Reimbursement Italian Supplement. We also request to annotate such extension of the Pledge in the shareholders' book of MEMC Electronic Materials S.p.A. substantially in the form indicated in Exhibit F to the Reimbursement Italian Supplement.

[Date]

Signed:

Citicorp USA, INC.

[Name]

[Title]

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